FIST2 P-1 03/10

SUPPLEMENT DATED MAY 1, 2010

TO THE PROSPECTUS DATED MARCH 1, 2010

OF

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

(a series of Franklin Investors Securities Trust)

The prospectus is amended as follows:

I. The "Portfolio Managers" section under "Fund Summaries" on page 8 will be revised as follows:

PAUL VARUNOK

Portfolio Manager of Advisers and portfolio manager of the Fund since 2003.

ROGER BAYSTON, CFA

Senior Vice President of Advisers and portfolio manager of the Fund since 1991.

II. The "Management" section under "Fund Details" on page 37 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in adjustable U.S. government mortgage securities. The portfolio managers of the team are as follows:

PAUL VARUNOK Portfolio Manager of Advisers

Mr. Varunok has been lead portfolio manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 2001.

ROGER BAYSTON, CFA Senior Vice President of Advisers

Mr. Bayston has been a portfolio manager of the Fund since 1991, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1991.

Please keep this supplement for future reference.